Item 1: Report to Shareholders

Emerging Markets Stock Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Emerging stock markets posted solid gains in the 6- and 12-month periods through April 30, 2005, that far surpassed the returns for developed stock markets. During the past year, world economies staged a broad-based recovery, and emerging markets generally benefited from ongoing price increases of oil and raw materials and stronger currencies. However, in the last two months of the period, investors grew cautious about rising oil prices, inflation, and U.S. interest rates, which led to a sell-off and a flight to lower-risk assets. As in the developed markets, small-cap emerging market stocks outperformed large-caps and value generally outperformed growth.

PERFORMANCE REVIEW

PERFORMANCE COMPARISON
Periods Ended 4/30/05	6 Months	12 Months
Emerging Markets Stock Fund	16.15%	27.14%
MSCI Emerging Markets Index	13.63	24.04
Lipper Emerging Markets
Funds Average	12.45	22.48

Please see the fund’s quarter-end returns following this letter.

We are pleased to report the Emerging Markets Stock Fund generated a solid 16.15% return for the past six months and 27.14% for the 12-month period ended April 30, 2005. As shown in the table, the portfolio handily outperformed the Lipper Emerging Markets Funds Average and the MSCI Emerging Markets Index. Our outperformance versus these benchmarks was driven by stock selection and to a lesser extent by country or sector allocation decisions. For the past six months, the fund’s consumer staples sector generated strong relative performance gains, led by household products and tobacco stocks. The next best sector contributor was financials, thanks to the benign interest rate environment and ongoing loan growth in emerging markets. Our materials, consumer discretionary, energy, and information technology holdings lagged.

From a regional perspective, Latin American stocks, driven by rising oil and materials prices and stellar results in Brazil, performed the best. In the past six months, Brazil benefited from the weak dollar, high commodity prices, and strong economic growth. Asian emerging markets performed in line with the overall region. High sovereign risk markets, including Pakistan and Indonesia, generated solid results although China lagged. We’ve also seen a bit of reversion to the mean in the region: Countries that generated good returns early in the period, such as India, lagged by the end of the period, while South Korea, which had been weak, rebounded nicely. Emerging Europe, the Middle East, and Africa (EMEA) stocks underperformed global emerging markets. Although central European markets, including the Czech Republic and Hungary, and smaller markets such as Egypt were strong, Russia, South Africa, and Turkey lagged.

PORTFOLIO REVIEW

Far East

China continued to be the major economic growth engine throughout Asia and had a sustained, profound impact on world trade and high commodity prices. Oil prices rose and provided the impetus for the rising prices of exploration company stocks, good demand in the oilfield services sector, and record initial public offering activity in the energy sector. Although economic growth was generally robust, we think there is an absence of high-quality, industry-leading companies that can sustain profitability throughout a full business cycle. We trimmed our holdings in China because of the paucity of attractive investment opportunities, concerns about an economic hard landing as growth slows, and because we are finding better prospects in India.

GEOGRAPHIC DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
Periods Ended	10/31/04	4/30/05
Far East	44.3%	44.5%
Africa and Middle East	20.2	26.1
Latin America	19.0	18.8
Europe	8.8	5.7
Other and Reserves	7.7	4.9
Total	100.0%	100.0%

In general, we are underweight in North Asia because of its reliance on manufacturing and exporting companies, and overweight in South Asia where we have increased our holdings in India, because of its push toward economic liberalization, which continues to gain traction and breadth. New listings and government divestments are leading to a broader potential investment universe. Stock selection in India generated good absolute and relative results during the period. Several of the portfolio’s best-performing Indian contributors for the past six months included textile manufacturer Arvind Mills, UTI Bank, Kotak Mahindra Finance, energy holding Petronet LNG, and telecom services provider Bharti Tele-Ventures. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

We added to our stake in South Korea-based Samsung Electronics, the portfolio’s largest holding and the largest allocation in the emerging markets index. Samsung has a record of strong execution in high-growth product lines (flash memory and LCDs) and the company’s long-term position in the technology industry remains solid. However, it appears that operating profit in several business lines is nearing cyclical peaks. We added to our position because we think this year’s earnings trough is fully priced into the stock and expect earnings growth to resume in 2006. We established a new position in Malayan Banking Berhad, Malaysia’s largest banking group, which is in the midst of a capital restructuring. We expect it will deliver earnings that are at or above expectations due to operational reform initiatives, and the firm is likely to reward shareholders with higher dividends.

Cathay Financial Holdings, a diversified financial services holding company based in Taiwan, was among our largest sales and a significant detractor for the six-month period. We reduced our position because we think there are better growth opportunities in other emerging market banking stocks. We also sold our entire stake in SK Telecom due to concerns about the regulatory environment in South Korea that could hurt profit margins. We eliminated LG Chemical after it reported weak results, and because we expect a downturn in the petrochemicals cycle and softer demand from China.

Europe, Middle East, and Africa

Our overweight in the emerging EMEA region—especially Egypt—and stock selection in South Africa and Israel generated strong returns. The fund’s largest country allocation overweight was in Egypt, where the market gained 93% for the past six months. Although our Egyptian holdings underperformed the overall Egyptian market, they produced solid gains that easily outperformed the MSCI benchmark. The telecommunication services sector generated the fund’s best absolute performance led by Egyptian wireless holdings Orascom Telecom, which has excellent growth prospects because the company’s operations are not restricted to Egypt. Mobinil, Vodafone Egypt, Orascom Construction, Commercial International Bank were also strong contributors.

Stock selection in South Africa and Israel generated solid performance. In South Africa, overweight positions in Naspers (media) and ABSA Group (financials) coupled with underweight stakes in under-performing miners Harmony Gold, Gold Fields, and Anglo American generated good relative returns. In Israel, overweighting Bank Leumi, Bank Hapoalim, and Makhteshim-Agan Industries (materials), and underweighting Check Point Software Technologies and Partner Communications helped us outperform our benchmark. On the negative side of the ledger, our overweight allocation in Turkey, which struggled due to its sensitivity to U.S. interest rates, detracted.

Two of the portfolio’s largest EMEA-region detractors for the six-month period include VimpelCommunication, a Russian mobile operator that is suffering from lower-than-expected revenues and earnings and a shareholder dispute. Hurriyet Gazetecilik, a Turkish media company, was hurt by the lira’s weakness, but we remain guardedly optimistic about better earnings as advertising revenues recover later in 2005. We have trimmed our weight in PetroKazakhstan, which declined on news of litigation relating to pricing, delivery, and the anti-monopoly commission. Although Arcelik is gaining market share in Europe and should benefit from the strengthening Turkish consumer, this large household appliance manufacturer’s shares have tumbled as profits were squeezed by rising materials costs and tough domestic competition.

SECTOR DIVERSIFICATION
	Percent of Net Assets
10/31/04		4/30/05
Financials	22.7%	28.9%
Consumer Discretionary	13.5	14.8
Telecommunication Services	14.4	14.7
Energy	11.6	9.6
Information Technology	8.2	8.8
Consumer Staples	7.7	8.3
Industrials and Business Services	3.9	4.4
Materials	8.9	3.4
Utilities	1.4	2.2
Trusts and Mutual Funds	1.9	2.0
Reserves	5.8	2.9
Total	100.0%	100.0%

Historical weightings reflect current industry/sector classifications.

After Orascom Telecom, South Africa-based wireless telecom services provider MTN Group was our largest purchase for the past six months. The company provides services in six African countries and is the second-largest provider in South Africa. The firm is increasing earnings through a combination of subscriber growth and improving profitability. Another significant addition since last October was Finansbank, a second-tier Turkish bank that we believe is undervalued compared with other emerging market banks. In addition to having a clean balance sheet, it is benefiting from domestic economic growth and increased demand for banking services.

To raise the funds for the additions, we sold our entire position in South African mining company Impala Platinum. Although we like the company’s long-term prospects, the stock lacks a near-term catalyst and we’ve become more bearish on the metals sector. We unloaded our Anglo American position for similar reasons.

Overall, we increased our weighting in Turkey, Egypt, and South Africa in recent months. The Turkish economy is improving, and inflation and interest rates are declining. The country continues to implement economic and sociopolitical reforms as it heads toward European Union membership. Egypt is experiencing rapid market growth and is implementing political and economic reforms. By emerging market standards, top-tier Egyptian corporations are good quality and many operate in “cozy” duopoly industry structures, which can lead to a high return on equity. They also tend to have management teams focused on capital appreciation thanks to substantial insider ownership. We’re bullish on South Africa because we think GDP growth, rising disposable income and real wages, and an improving housing market are trends that can continue for quite some time. Although unemployment is a concern, interest rates are at their lowest levels in 20 years and spending power is increasing, especially among the emerging middle class.

Latin America

Latin American stocks continued their strong performance over the past six months, posting the best results among emerging markets and contributing to the fund’s solid returns. Markets in the region generally benefited from stronger currencies and ongoing increases in the price of oil and raw materials, which led energy and materials stocks higher for the period. Consumer and financial stocks also performed well in the region as economic growth fueled stronger consumer demand.

Brazilian stocks, ahead almost 22% for the past six months, paced the Latin American region’s advance. Financials were the region’s top-performing sector. In Brazil, Banco Itau Holdings Financiera was among the portfolio’s top contributors. In our view, it is one of the best-run banks in Brazil with high returns, strong loan growth in excess of 20%, and an attractive valuation. Mexico’s Grupo Financiero Banorte was another solid contributor from the sector, helped by increased loan demand and a successful restructuring of the bank’s operations.

In consumer staples, Natura Cosmeticos, a new purchase for the fund last year, was a key contributor. Natura is one of the leading cosmetics companies in Brazil, and we are impressed with its strong revenue growth, quality products, direct distribution model, and excellent corporate governance. Our telecommunications holdings generally performed well. Brazil’s Tele Norte Leste Participaco, which has a strong market position insulated from competition, and Mexico’s America Movil, which is increasing subscriber growth and profitability, were solid contributors.

MARKET PERFORMANCE
(In U.S. Dollar Terms)
Periods Ended 4/30/05	6 Months	12 Months
Brazil	21.72%	61.50%
India	11.32	13.48
Israel	20.47	9.31
Korea	21.33	17.49
Malaysia	2.73	4.90
Mexico	11.06	27.33
Russia	-3.57	3.56
South Africa	8.78	39.88
Taiwan	8.31	1.88
Thailand	13.33	12.58

Source: RIMES Online, using MSCI indices.

Other contributors included Mexican home-builder Urbi Desarrollos Urbanos, which saw rising revenues and improvement in its sales mix, and Mexico’s Grupo Aeroportuario del Sureste, where revenues have benefited from higher passenger traffic. The fund’s second-largest holding, Petroleo Brasileiro (Petrobras), rose on accelerating oil production and higher oil prices, while Companhia Vale do Rio Doce (CVRD), another large holding, benefited from surging iron ore prices. We added to CVRD based on our belief that iron ore price increases would be considerably higher than the 20% generally anticipated by market participants. Negotiations have subsequently resulted in a 71.5% increase in the iron ore price.

Brazilian holding Telesp Celular Participacoes was one of the few Latin American holdings that dragged on performance. The company faced margin pressure from increased competition despite its strong subscriber growth.

OUTLOOK

Emerging equity markets have produced good returns for the past four years, and we continue to believe that the fundamentals remain generally healthy. Recent declines were driven by external factors, such as oil price increases, rising global inflation fears, and Federal Reserve rate hikes. This backdrop makes us cautious. However, we believe that growth in our markets will increasingly be powered by domestic demand, with less dependence on global trade factors. In line with this outlook, we favor high-quality stocks in consumer-sensitive industries such as media, retailing, mobile phones, and commercial banks that can produce positive results in this environment.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 19, 2005

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
4/30/05

Samsung Electronics, South Korea	4.1%
Petrobras, Brazil	3.4
America Movil, Mexico	2.4
Orascom Telecom, Egypt	2.1
Naspers, South Africa	2.1

iShares MSCI Emerging Markets Index Fund, Europe/Far East	2.0
Companhia Vale do Rio Doce, Brazil	1.7
Banco Itau Holdings Financiera, Brazil	1.5
Hyundai Motor, South Korea	1.5
Wal-Mart de Mexico, Mexico	1.4

MTN Group Limited, South Africa	1.4
Orascom Construction Industries, Egypt	1.3
ABSA Group, South Africa	1.2
Lukoil, Russia	1.2
Chinatrust Financial, Taiwan	1.1

Tele Norte Leste, Brazil	1.1
Turkiye Is Bankasi, Turkey	1.1
Commercial International Bank, Egypt	1.1
VimpelCommunication, Russia	1.0
Egyptian Company for Mobile Services, Egypt	1.0

S-Oil, South Korea	1.0
LG Electronics, South Korea	1.0
Bank Hapoalim, Israel	1.0
Shinsegae, South Korea	1.0
Grupo Financiero Banorte, Mexico	1.0

Total	38.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Emerging Markets Stock Fund	27.14%	6.10%	7.17%
MSCI Emerging Markets Index	24.04	6.05	4.14
Lipper Emerging Markets Funds Average	22.48	6.45	5.27

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE EMERGING MARKETS STOCK FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/04	4/30/05	11/1/04 to 4/30/05
Actual	$1,000.00	$1,161.50	$6.91
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,018.40	6.46

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.29%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS
Periods Ended 3/31/05	1 Year	5 Years	10 Years
Emerging Markets Stock Fund	17.80%	3.59%	7.78%
MSCI Emerging Markets Index	17.02	4.52	4.88
Lipper Emerging Markets Funds Average	15.47	4.61	5.95

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held for three months or less. If it did, the performance would be lower.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$17.00	$14.30	$9.87	$9.15	$12.42	$11.08

Investment activities
Net investment
income (loss)	0.11	0.14	0.09	0.04	0.02	(0.02)
Net realized and
unrealized gain (loss)	2.62	2.64	4.36	0.68	(3.30)	1.34
Total from
investment activities	2.73	2.78	4.45	0.72	(3.28)	1.32

Distributions
Net investment income	(0.04)	(0.09)	(0.02)	(0.01)	–	–
Net realized gain	(0.18)	–	–	–	–	–

Total distributions	(0.22)	(0.09)	(0.02)	(0.01)	–	–

Redemption fees added
to paid-in-capital	–	0.01	–	0.01	0.01	0.02

NET ASSET VALUE
End of period	$19.51	$17.00	$14.30	$9.87	$9.15	$12.42

Ratios/Supplemental Data
Total return^	16.15%	19.61%	45.16%	7.97%	(26.33)%	12.09%
Ratio of total expenses to
average net assets	1.29%†	1.33%	1.43%	1.51%	1.58%	1.50%
Ratio of net investment
income (loss) to average
net assets	1.11%†	1.08%	1.12%	0.41%	0.19%	(0.12)%
Portfolio turnover rate	23.1%†	70.0%	65.6%	70.5%	70.3%	56.1%
Net assets, end of period
(in thousands)	$869,819	$608,257	$345,380	$158,465	$131,436	$152,990

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
** Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)++	Shares	Value
(Cost and value in $ 000s)

ARGENTINA 0.8%
Common Stocks 0.8%
Tenaris ADR (USD) §	126,300	7,218
Total Argentina (Cost $4,493)		7,218

BRAZIL 10.5%
Common Stocks 8.7%
Banco do Brasil *	221,500	2,557
Cia Energetica Minas Gerais (Cemig)	151,195,000	4,350
Companhia Siderurgica Nacional	187,066	4,073
Companhia Vale do Rio Doce ADR (USD)	226,800	5,262
Companhia Vale do Rio Doce ADR (1 ADR represents
1 common share) (USD) §	348,700	9,397
Gol-Linhas Aereas Inteligentes ADR (USD)	102,700	2,913
Natura Cosmeticos	158,400	4,750
Petroleo Brasileiro (Petrobras) ADR (1 ADR represents
1 common share) (USD) §	216,200	9,065
Petroleo Brasileiro (Petrobras) ADR (USD)	563,790	20,719
Tele Norte Leste, Rights *	3,093	6
Tele Norte Leste ADR (USD) §	253,100	3,746
Tele Norte Leste Participaco	299,040	5,948
Telesp Celular Participacoes ADR (USD) * §	534,400	2,822
		75,608
Preferred Stocks 1.8%
Banco Itau Holdings Financiera	76,949	13,422
Caemi Mineracao e Metalurgica	2,565,600	1,954
		15,376
Total Brazil (Cost $66,068)		90,984

CHINA 3.4%
Common Stocks 3.4%
China Netcom (HKD) *	2,320,500	3,133
China Telecom (HKD) §	8,912,000	3,034
China Unicom (HKD) §	4,052,000	3,280
CNOOC (HKD)	9,567,000	5,153

Gome Electrical Appliances (HKD)	2,608,000	2,553
Luen Thai Holdings (HKD) *	5,781,000	2,180
Shanghai Forte Land Company (HKD) §	8,390,000	2,212
Silver Grant (HKD)	5,008,000	2,451
tom.com (HKD) *§	12,062,000	2,249
ZTE (HKD) §	1,215,600	3,497
Total China (Cost $28,739)		29,742

CZECH REPUBLIC 0.5%
Common Stocks 0.5%
Komercni Banka	31,621	4,008
Total Czech Republic (Cost $3,245)		4,008

EGYPT 6.0%
Common Stocks 6.0%
Commercial International Bank	1,149,118	9,258
Egyptian Company for Mobile Services	272,335	8,921
Orascom Construction Industries	480,700	10,940
Orascom Telecommunications *	116,245	9,512
Orascom Telecommunications GDR (USD) *	209,250	8,619
Vodafone Egypt	330,260	4,411
Total Egypt (Cost $29,614)		51,661

EUROPE/FAR EAST 2.0%
Common Stocks 2.0%
iShares MSCI Emerging Markets Index Fund (USD) §	85,800	17,183
Total Europe/Far East (Cost $16,000)		17,183

HONG KONG 0.6%
Common Stocks 0.6%
China Insurance International	8,090,000	3,051
Kingboard Chemical Holdings	810,000	2,408
Total Hong Kong (Cost $5,474)		5,459

HUNGARY 0.9%
Common Stocks 0.9%
OTP Bank	253,300	7,827
Total Hungary (Cost $7,434)		7,827

INDIA 8.9%
Common Stocks 8.9%
Arvind Mills *	2,262,457	6,098
Ballarpur Industries, 144A	616,999	1,461
Bharti Tele-Ventures *	1,287,946	6,112
HDFC Bank	390,000	4,775
HDFC Bank ADR (USD)	37,100	1,611
I-Flex Solutions	344,900	4,779
ITC	158,980	5,221
Kotak Mahindra Finance	657,700	4,539
LIC Housing Finance *	714,874	4,093
National Thermal Power	3,430,400	6,490
Petronet LNG *	5,032,400	4,550
Power Trading	1,659,700	1,608
Tata Tea	366,600	4,323
UTI Bank	1,074,900	5,697
UTI Bank GDR (USD) *	476,300	2,382
Videsh Sanchar Nigam ADR (USD)	693,800	6,487
Zee Telefilms	2,497,400	7,492
Total India (Cost $60,020)		77,718

INDONESIA 0.8%
Common Stocks 0.8%
Indosat	8,300,500	3,754
Telekomunikasi	6,113,500	2,739
Total Indonesia (Cost $5,691)		6,493

ISRAEL 2.8%
Common Stocks 2.8%
Bank Hapoalim	2,454,598	8,443
Bank Leumi	2,791,700	7,897
Makhteshim-Agan Industries	1,217,700	7,598
Total Israel (Cost $17,592)		23,938

KAZAKHSTAN 0.5%
Common Stocks 0.5%
PetroKazakhstan (USD)	152,911	4,439
Total Kazakhstan (Cost $4,195)		4,439

MALAYSIA 3.7%
Common Stocks 3.7%
Astro All Asia *	5,374,700	7,369
CIMB Berhad	3,769,600	4,924
Hong Leong Bank	2,252,200	3,027
IJM	2,100,700	2,643
Malayan Banking Berhad	2,519,400	7,717
Malaysian Industrial Development Finance Berhad	5,693,100	1,874
MK Land Holdings	3,601,500	1,282
Symphony House	879,950	125
Symphony House, Warrants, 4/28/09 *	667,290	27
Tenaga Nasional	1,203,000	3,359
Total Malaysia (Cost $33,049)		32,347

MEXICO 7.5%
Common Stocks 7.5%
America Movil ADR, Series L (USD)	425,240	21,113
Grupo Aeroportuario del Sureste ADR (USD)	103,900	3,071
Grupo Financiero Banorte	1,290,800	8,315
Grupo Modelo, Series C	1,150,000	3,268
Grupo Televisa ADR (USD)	135,269	7,599
Organizacion Soriana, Series B	1,244,900	4,581
Urbi Desarrollos Urbanos *	1,084,500	5,284
Wal-Mart de Mexico, Series V	3,327,227	12,305
Total Mexico (Cost $47,421)		65,536

RUSSIA 3.8%
Common Stocks 3.8%
AFK Sistema GDR 144A (USD) *§	131,200	2,034
Gazprom ADR (USD) §	78,100	2,636
Lukoil (USD)	86,520	2,959
Lukoil ADR (USD) §	51,960	7,086
Mobile Telesystems ADR (USD)	139,840	4,699
Sberbank RF (USD)	6,300	4,121
AO VimpelCom ADR (USD) *	277,300	9,073
Total Russia (Cost $23,920)		32,608

SOUTH AFRICA 11.9%
Common Stocks 11.9%
ABSA Group	837,400	10,729
African Bank Investments	2,172,581	5,822
Edgars Consolidated Stores	160,500	6,652
FirstRand	2,298,800	4,898
Investec	126,500	3,655
JD Group	567,050	5,840
Massmart Holdings	530,900	3,845
MTN Group Limited	1,706,000	12,130
Naspers (N shares) §	1,473,600	17,862
Pick 'N Pay Stores	668,100	2,490
SABMiller	327,800	4,863
Sanlam	4,262,570	8,080
Standard Bank Investment	680,791	6,844
Sun International	479,900	4,614
Truworths	2,081,803	5,511
Total South Africa (Cost $82,198)		103,835

SOUTH KOREA 16.3%
Common Stocks 14.8%
Amorepacific §	29,470	7,303
Cheil Communications	21,270	3,502
CJ Internet *	105,140	953
Daewoo Shipbuilding & Marine Engineering	181,720	3,304
Hanaro Telecom *	928,581	2,388
Hyundai Department Store	64,290	2,839
Hyundai Motor GDR 144A (USD)	90,000	2,392
Hyundai Heavy Industries	57,100	2,922
Hyundai Motor	22,910	1,250
Kookmin Bank	170,946	7,251
Kookmin Bank ADR (USD)	19,900	851
Kumgang Korea Chemical	45,260	7,620
Kumho Tire GDR 144A (USD) *	152,600	1,053
LG Electronics	126,120	8,474
Lotte Chilsung Beverage §	6,410	6,317
NCsoft *	58,790	4,554
S-Oil §	124,330	8,652
Samsung Electronics	68,845	31,586
Shinhan Financial	191,200	4,960
Shinsegae	26,250	8,406
SK Corporation	74,390	4,166
Woori Finance Holdings	821,500	7,541
		128,284
Preferred Stocks 1.5%
Hyundai Motor	275,920	9,611
Samsung Electronics	12,350	3,729
		13,340
Total South Korea (Cost $100,280)		141,624

TAIWAN 8.1%
Common Stocks 8.1%
Advantech	2,476,544	5,790
Basso Industry	1,478,400	3,668
Cathay Financial Holdings	2,163,000	3,934
Chinatrust Financial Holding	8,551,638	9,830
E.Sun Financial Holding	9,002,500	7,371
Far Eastern Department Stores	4,286,000	2,045
Far Eastern Textile	6,366,795	4,347
Formosa Petrochemical *	1,646,000	3,436
Foxconn Technology *	1,436,000	4,113
Mediatek	487,000	3,725
Polaris Securities	3,778,000	1,670
Quanta Computer	3,853,414	6,465
Taishin Financial Holdings	8,533,051	7,683
Via Technologies *	3,514,286	1,811
Yuanta Core Pacific	2,954,447	2,114
Zyxel Communications	1,181,000	2,740
Total Taiwan (Cost $65,786)		70,742

THAILAND 2.7%
Common Stocks 2.7%
Bangkok Bank NVDR, GDR	2,137,900	5,365
C.P. 7-Eleven *	2,515,800	1,897
Kasikornbank NVDR, GDR §	3,991,400	5,413
Land & Houses NVDR §	17,824,700	3,198
PTT Exploration & Production	334,800	2,953
Ratchaburi Electricity Generating Holding	3,244,100	3,187
Siam Commercial Bank	845,100	1,012
Siam Commercial Bank NVDR	513,000	611
True Corp., Rights *	187,357	0
Total Thailand (Cost $23,140)		23,636

TURKEY 5.5%
Common Stocks 5.5%
Akbank	620,800	2,990
Anadolou Efes Biracilik ve Malt Sanayii	130,800	2,545
Arcelik *	561,300	2,549
DenizBank *	2,046,725	5,724
Dogus Otomotiv *	111,000	266
Finansbank *	2,753,800	7,493
Hurriyet Gazete	3,785,200	6,771
Turkcell Iletisim Hizmetleri	588,000	3,614
Turkcell Iletisim Hizmetleri ADR (USD)	48,561	755
Turkiye Garanti Bankasi *	1,585,800	5,657
Turkiye Is Bankasi	1,891,300	9,618
Total Turkey (Cost $41,392)		47,982

UNITED STATES 1.9%
Money Market Funds 1.9%
T. Rowe Price Reserve Investment Fund, 2.93% #†	16,456,665	16,457
Total United States (Cost $16,457)		16,457

SECURITIES LENDING COLLATERAL 7.7%
Money Market Pooled Account 7.7%
Investment in money market pooled account managed by JP
Morgan Chase Bank, London, 2.902% #	67,308,723	67,309
Total Securities Lending Collateral (Cost $67,309)		67,309

Total Investments in Securities
106.8% of Net Assets (Cost $749,517)		$928,746

(1)	Denominated in currency of country of	144A	Security was purchased pursuant to Rule
	incorporation unless otherwise noted.		144A under the Securities Act of 1933 and
#	Seven-day yield		may be resold in transactions exempt from
*	Non-income producing		registration only to qualified institutional
§	All or a portion of this security is on loan		buyers – total value of such securities at
	at April 30, 2005 – See Note 2		period-end amounts to $6,940 and repre-
++	At April 30, 2005, a substantial number		sents 0.8% of net assets
	of the fund’s international securities were	ADR	American Depository Receipts
	valued by the T. Rowe Price Valuation	GDR	Global Depository Receipts
	Committee, established by the fund’s	HKD	Hong Kong dollar
	Board of Directors. See Note 1	NVDR	Non Voting Depository Receipt
†	Affiliated company – See Note 5	USD	U.S. dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $16,457)	$16,457
Non-affiliated companies (cost $733,060)	912,289

Total investments in securities	928,746
Cash	48
Dividends and interest receivable	2,940
Receivable for investment securities sold	9,898
Receivable for shares sold	1,778
Other assets	8,019

Total assets	951,429

Liabilities
Investment management fees payable	758
Payable for investment securities purchased	10,571
Payable for shares redeemed	877
Obligation to return securities lending collateral	67,309
Due to affiliates	68
Other liabilities	2,027

Total liabilities	81,610

NET ASSETS	$869,819

Net Assets Consist of:
Undistributed net investment income (loss)	$4,052
Undistributed net realized gain (loss)	17,432
Net unrealized gain (loss)	179,272
Paid-in-capital applicable to 44,590,873 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized	669,063

NET ASSETS	$869,819

NET ASSET VALUE PER SHARE	$19.51

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
4/30/05

Investment Income (Loss)
Income
Dividend (net of foreign taxes of $1,018)	$9,143
Securities lending	280
Interest (net of foreign taxes of $1)	4

Total income	9,427

Expenses
Investment management	4,172
Shareholder servicing	591
Custody and accounting	189
Registration	44
Prospectus and shareholder reports	42
Legal and audit	21
Proxy and annual meeting	3
Directors	3
Miscellaneous	4

Total expenses	5,069

Net investment income (loss)	4,358

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Affiliated securities
Securities (including foreign tax refunds of $27)	17,859
Foreign currency transactions	(284)

Net realized gain (loss)	17,575

Change in net unrealized gain (loss)
Securities	76,166
Other assets and liabilities
denominated in foreign currencies	(41)

Change in net unrealized gain (loss)	76,125

Net realized and unrealized gain (loss)	93,700

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$98,058

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,358	$5,303
Net realized gain (loss)	17,575	40,278
Change in net unrealized gain (loss)	76,125	33,557

Increase (decrease) in net assets from operations	98,058	79,138

Distributions to shareholders
Net investment income	(1,504)	(2,521)
Net realized gain	(6,760)	–

Decrease in net assets from distributions	(8,264)	(2,521)

Capital share transactions *
Shares sold	262,768	321,619
Distributions reinvested	7,633	2,206
Shares redeemed	(98,844)	(137,955)
Redemption fee received	211	390

Increase (decrease) in net assets from capital
share transactions	171,768	186,260

Net Assets
Increase (decrease) during period	261,562	262,877
Beginning of period	608,257	345,380

End of period	$869,819	$608,257

(Including undistributed net investment income of
$4,052 at 4/30/05 and $1,198 at 10/31/04)

*Share information
Shares sold	13,463	20,284
Distributions reinvested	418	150
Shares redeemed	(5,059)	(8,826)

Increase (decrease) in shares outstanding	8,822	11,608

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2005, approximately 97% of the fund’s net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $74,815,000; aggregate collateral consisted of $67,309,000 in the money market pooled account and U.S. government securities valued at $10,016,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $353,026,000 and $174,935,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

At April 30, 2005, the cost of investments for federal income tax purposes was $749,517,000. Net unrealized gain aggregated $179,272,000 at period-end, of which $192,518,000 related to appreciated investments and $13,246,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At April 30, 2005, the fund had a capital gain tax refund receivable of $35,000, no deferred tax liability, and $390,000 of capital loss carryforwards that expire in 2011 and $354,000 that expire in 2012.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $43,000 for Price Associates, $222,000 for T. Rowe Price Services, Inc., and $105,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2005, the fund was allocated $116,000 of Spectrum Funds’ expenses, of which $83,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2005, approximately 13.6% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $303,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $16,457,000 and $15,637,000, respectively.

As of April 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 105,939 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the one-, three-, and five-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally at or below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date June 16, 2005